Exhibit 99.2
CHITTENDEN CORPORATION
CONSOLIDATED BALANCE SHEETS (Unaudited)
($ in thousands)

	12/31/00	3/31/01	6/30/01	9/30/01	12/31/01	3/31/02	6/30/02	9/30/02	12/31/02
ASSETS
Cash and Cash Equivalents	$178,621	$192,047	$228,073	$278,006	$308,023	$222,372	$195,884	$300,184	$192,142
Securities Available For Sale	597,592	559,918	584,638	661,103	840,108	937,381	1,247,516	1,439,480	1,514,141
Loans Held For Sale	44,950	25,422	34,327	33,220	50,208	38,432	27,556	62,055	94,874
Loans:
Commercial	515,926	535,518	632,768	632,768	559,752	566,746	583,557	567,939	568,224
Municipal	83,566	93,848	62,535	108,491	85,479	88,134	44,107	97,912	77,820
Real Estate:
Residential	1,024,174	987,142	997,019	962,420	855,561	926,463	914,141	895,472	861,706
Commercial	723,339	703,336	785,223	799,999	903,819	1,022,858	1,043,889	1,067,702	1,103,897
Construction	57,701	52,814	52,772	66,053	79,801	91,325	78,995	81,232	85,512

Total Real Estate	1,805,214	1,743,292	1,835,014	1,828,472	1,839,181	2,040,646	2,037,025	2,044,406	2,051,115
Consumer	451,392	429,588	405,185	384,865	353,765	324,292	301,634	293,248	276,704

Total Loans	2,856,098	2,802,246	2,935,502	2,954,596	2,838,177	3,019,818	2,966,323	3,003,505	2,973,863
Less: Allowance for Loan Losses	(40,255)	(39,546)	(44,541)	(45,261)	(45,268)	(49,384)	(48,994)	(48,187)	(48,197)

Net Loans	2,815,843	2,762,700	2,890,961	2,909,120	2,792,909	2,970,434	2,917,329	2,955,318	2,925,666
Other Real Estate Owned	513	328	625	298	703	351	230	—	158
Goodwill	15,721	10,666	30,693	30,017	29,341	58,249	58,249	55,911	55,257
Other Assets	116,621	121,616	128,712	123,527	132,422	138,590	148,808	152,835	138,306

Total Assets	$3,769,861	$3,672,697	$3,898,029	$4,035,291	$4,153,714	$4,365,809	$4,595,572	$4,965,783	$4,920,544

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Deposits:
Demand	$530,975	$481,119	$567,788	$575,821	$620,828	$597,680	$627,498	$681,595	$684,077
Savings	302,122	304,131	338,093	343,722	346,974	389,504	393,025	397,545	400,616
NOW and Money Market Accounts	1,632,105	1,597,920	1,706,291	1,800,877	1,870,835	1,993,050	1,922,452	2,162,630	2,118,539
Certificates of Deposit less than $100,000	615,336	617,988	644,701	634,815	634,992	674,653	682,636	691,873	691,467
Certificates of Deposit $100,000 and over	211,869	222,097	195,832	206,401	196,217	229,536	198,607	237,948	231,393

Total Deposits	3,292,407	3,223,255	3,452,705	3,561,636	3,669,846	3,884,424	3,824,218	4,171,591	4,126,092

Borrowings	93,757	45,425	45,422	45,415	44,409	45,182	177,729	178,189	173,654
Company Obligated, Manditorily Redeemable
Securities of Subsidiary Trust	—	—	—	—	—	—	125,000	125,000	125,000
Accrued Expenses and Other Liabilities	41,631	58,641	50,969	62,792	68,805	61,832	69,298	76,651	77,006

Total Liabilities	3,427,795	3,327,321	3,549,096	3,669,843	3,783,060	3,991,437	4,196,245	4,551,431	4,501,752
Total Stockholders' Equity	342,066	345,376	348,933	365,448	370,654	374,372	399,327	414,352	418,792

Total Liabilities and Stockholders' Equity	$3,769,861	$3,672,697	$3,898,029	$4,035,291	$4,153,714	$4,365,809	$4,595,572	$4,965,783	$4,920,544

CHITTENDEN CORPORATION
Consolidated Statements of Income (Unaudited)
For the three months ended,
($ in thousands)

	12/31/00	03/31/01	06/30/01	09/30/01	12/31/01	03/31/02	06/30/02	09/30/02	12/31/02
Interest Income:
Interest on Loans	$62,337	$58,108	$57,955	$56,507	$51,091	$48,327	$49,656	$48,734	$47,404
Interest on Investments	9,976	10,031	9,931	10,313	12,561	12,913	15,448	18,133	18,404

Total Interest Income	72,313	68,139	67,886	66,820	63,652	61,240	65,104	66,867	65,808

Interest Expense:
Deposits	28,939	26,970	24,430	22,548	19,097	16,063	15,283	14,472	12,994
Borrowings	2,090	993	772	694	688	663	1,484	2,734	2,710

Total Interest Expense	31,029	27,963	25,202	23,242	19,785	16,726	16,767	17,206	15,704

Net Interest Income	41,284	40,176	42,684	43,578	43,867	44,513	48,337	49,661	50,104
Provision for Loan Losses	2,175	1,950	2,041	2,025	2,025	2,075	1,691	2,315	2,250

Net Interest Income after Provision
for Loan Losses	39,109	38,226	40,643	41,553	41,842	42,438	46,646	47,346	47,854

Noninterest Income:
Investment Management Income	3,467	3,376	3,849	4,334	4,163	3,972	3,913	3,865	3,851
Service Charges on Deposit Accounts	3,485	3,349	3,705	3,570	3,670	3,754	4,098	4,067	4,107
Gains on Sales of Loans, Net	833	4,940	1,945	1,916	2,406	2,755	1,860	2,086	3,366
Credit Card Income, Net	1,364	1,000	1,114	927	923	792	897	1,026	941
Insurance Commissions, Net	651	894	834	966	697	937	882	1,185	728
Other	3,158	3,407	3,743	4,221	3,784	3,950	3,913	1,547	6,568

Total Noninterest Income	12,958	16,966	15,190	15,934	15,643	16,160	15,563	13,776	19,561

Noninterest Expense:
Salaries and Employee Benefits	16,059	17,785	18,452	19,447	19,167	20,832	22,450	22,128	22,662
Net Occupancy Expense	3,849	4,735	4,260	4,308	4,441	4,921	4,859	4,766	4,980
Other Real Estate Owned, Net	67	39	8	21	18	(168)	7	(115)	(17)
Amortization of Intangibles	520	512	741	855	855	235	348	348	348
Other	10,790	9,644	10,111	10,115	10,246	10,226	10,933	9,919	11,882

Total Noninterest Expense	31,285	32,715	33,572	34,746	34,727	36,046	38,597	37,046	39,855

Income Before Income Taxes	20,782	22,477	22,261	22,741	22,758	22,552	23,612	24,076	27,560
Income Tax Expense	5,905	7,965	7,935	7,930	7,906	7,730	8,297	8,364	9,764

Net Income	14,877	$14,512	$14,326	$14,811	$14,852	$14,822	$15,315	$15,712	$17,796

CHITTENDEN CORPORATION
Selected Financial Data (Unaudited)
($ in thousands, except share and per share data)

	QTD 12/31/2000	QTD 03/31/2001	QTD 06/30/2001	QTD 09/30/2001	QTD 12/31/2001	QTD 03/31/2002	QTD 06/30/2002	QTD 09/30/2002	QTD 12/31/2002
Book Value per Common Share	$10.49	$10.73	$10.88	$11.41	$11.56	$11.63	$12.39	$12.97	$13.11
Tangible Book Value Per Share	10.00	10.26	9.79	10.34	10.52	9.50	10.27	10.91	11.09
Common Shares Outstanding	32,621,355	32,178,013	32,061,910	32,025,220	32,070,446	32,180,488	32,235,058	31,940,640	31,939,470

CREDIT QUALITY
Nonperforming Assets (including OREO)	11,889	11,888	13,314	14,958	13,077	14,070	10,872	16,415	14,960
90 Days past due and still accruing	4,595	4,318	3,082	3,400	4,583	3,430	2,477	3,213	2,953

Total	16,484	16,206	16,396	18,358	17,660	17,500	13,349	19,628	17,913
Nonperforming Assets to Loans Plus OREO	0.42%	0.42%	0.45%	0.50%	0.46%	0.46%	0.36%	0.54%	0.49%
Allowance to Loans	1.41%	1.41%	1.52%	1.53%	1.59%	1.61%	1.64%	1.57%	1.57%
Allowance to Nonperforming Loans (excluding OREO)	353.86%	342.09%	351.02%	308.74%	365.83%	359.97%	460.38%	293.56%	325.64%

Net Charge-off Ratio	0.07%	0.09%	0.04%	0.04%	0.07%	0.03%	0.07%	0.10%	0.07%

QTR Average Balance Sheet Data
Loans, Net	2,879,986	2,791,707	2,891,964	2,951,718	2,854,543	2,883,072	2,997,613	2,988,405	3,007,081
Earning Assets	3,543,882	3,453,851	3,567,430	3,700,113	3,855,444	3,923,707	4,163,108	4,443,815	4,588,801
Total Assets	3,751,586	3,658,274	3,796,249	3,937,682	4,091,763	4,172,820	4,436,263	4,727,637	4,869,802
Deposits	3,256,504	3,193,635	3,341,300	3,482,122	3,610,085	3,691,793	3,851,574	3,951,162	4,088,425
Stockholders' Equity	338,316	343,077	345,566	355,764	370,032	374,148	385,039	405,783	413,449

Earnings Per Share, Basic	0.45	0.45	0.45	0.46	0.46	0.46	0.48	0.49	0.56
Earnings Per Share, Diluted	0.45	0.44	0.44	0.46	0.46	0.46	0.47	0.48	0.55
Dividends Per Share	0.19	0.19	0.19	0.19	0.19	0.19	0.20	0.20	0.20

Weighted Average Common Shares Outstanding	32,789,048	32,448,558	32,123,233	32,047,482	32,039,223	32,134,266	32,218,570	32,132,628	31,939,820
Weighted Average Common and Common
Equivalent Shares Outstanding	33,041,273	32,795,994	32,490,203	32,442,906	32,420,335	32,537,191	32,684,149	32,539,799	32,259,266

Return on Average Equity	17.49%	17.15%	16.63%	16.52%	15.92%	16.07%	15.95%	15.36%	17.08%
Return on Average Assets	1.58%	1.61%	1.51%	1.49%	1.44%	1.44%	1.38%	1.32%	1.45%
Net Yield on Earning Assets	4.70%	4.78%	4.87%	4.76%	4.59%	4.61%	4.69%	4.49%	4.38%

Tier 1 Capital Ratio	10.82%	11.12%	9.88%	9.94%	10.32%	9.15%	12.60%	12.04%	12.25%
Total Capital Ratio	12.08%	12.38%	11.13%	11.19%	11.57%	10.40%	13.85%	13.29%	13.50%
Leverage Ratio	8.65%	8.97%	8.13%	8.05%	7.99%	7.28%	9.95%	9.37%	9.28%

CHITTENDEN CORPORATION
AVERAGE BALANCE SHEETS

For the three Months Ending December 31,	2002			2001
	Average Balance	Interest Income/ Expense (1)	Average Yield/ Rate (1)	Average Balance	Interest Income/ Expense (1)	Average Yield/ Rate (1)
Assets	(in thousands)
Interest-earning assets:
Loans:
Commercial	$562,131	$8,197	5.79%	$581,032	$9,615	6.57%
Municipals	92,975	827	3.56%	100,003	1,249	5.00%
Real estate:
Residential	948,743	14,800	6.22%	926,480	16,353	7.04%
Commercial	1,074,865	16,869	6.23%	851,017	15,499	7.23%
Construction	90,448	1,611	7.07%	74,636	1,535	8.16%

Total real estate	2,114,056	33,280	6.26%	1,852,133	33,387	7.17%
Consumer	286,459	5,397	7.48%	366,884	7,265	7.86%

Total loans	3,055,621	47,701	6.20%	2,900,052	51,516	7.06%
Investments:
Taxable	1,486,762	18,173	4.89%	886,572	12,175	5.49%
Tax-favored securities	36,759	260	2.80%	56,422	455	3.20%
Interest-bearing deposits in banks	225	1	2.44%	225	2	3.42%
Federal funds sold	9,434	42	1.79%	12,174	58	1.90%

Total interest-earning assets	4,588,801	66,177	5.74%	3,855,445	64,206	6.63%

Noninterest-earning assets	329,541			281,826
Allowance for loan losses	(48,540)			(45,508)

Total assets	$4,869,802			$4,091,763

Liabilities and stockholders’ equity
Interest-bearing liabilities:
Savings	$398,065	$804	0.80%	$342,753	$1,294	1.50%
NOW and Money Market Accounts	2,094,903	5,591	1.06%	1,838,006	8,658	1.87%
Certificates of Deposit less than $100,000	692,353	5,214	2.99%	635,674	7,227	4.51%
Certificates of Deposit $100,000 and over	234,980	1,385	2.34%	201,134	1,919	3.79%

Total interest-bearing deposits	3,420,301	12,994	1.51%	3,017,567	19,098	2.51%
Borrowings	171,409	1,557	3.60%	45,231	687	6.03%
Obligated Manditorily Redeemable Capital
Securities of Subsidiary Trust	125,000	1,153	3.66%	0	0	0.00%

Total interest-bearing liabilities	3,716,710	15,704	1.68%	3,062,798	19,785	2.56%

Noninterest-bearing liabilities:
Demand deposits	668,124			592,519
Other liabilities	71,519			66,415

Total liabilities	4,456,353			3,721,732
Stockholders’ equity	413,449			370,031

Total liabilities and stockholders’ equity	$4,869,802			$4,091,763

Net interest income		$50,473			$44,421

Interest rate spread (2)			4.06%			4.07%
Net yield on earning assets (3)			4.38%			4.59%

(1)	On a fully taxable equivalent basis. Calculated using a Federal income tax rate of 35%. Loan income includes fees.

(2)	Interest rate spread is the average rate earned on total interest-earning assets less the average rate paid on interest-bearing liabilities.

(3)	Net yield on earning assets is net interest income divided by total interest-earning assets.

CHITTENDEN CORPORATION
AVERAGE BALANCE SHEETS

For the Year Ending December 31,	2002			2001
	Average Balance	Interest Income/ Expense (1)	Average Yield/ Rate (1)	Average Balance	Interest Income/ Expense (1)	Average Yield/ Rate (1)
Assets	(in thousands)
Interest-earning assets:
Loans:
Commercial	$565,153	$33,998	6.02%	$571,310	$44,477	7.79%
Municipals	90,422	3,683	4.07%	97,965	5,766	5.89%
Real estate:
Residential	940,161	61,741	6.57%	1,003,199	76,294	7.61%
Commercial	1,028,853	65,951	6.41%	781,778	62,298	7.97%
Construction	85,149	6,536	7.68%	59,220	4,848	8.19%

Total real estate	2,054,163	134,228	6.53%	1,844,197	143,440	7.78%
Consumer	308,230	23,522	7.63%	401,798	31,918	7.94%

Total loans	3,017,968	195,431	6.48%	2,915,270	225,601	7.74%
Investments:
Taxable	1,232,543	64,238	5.21%	682,494	41,200	6.04%
Tax-favored securities	22,065	694	3.15%	30,304	1,394	4.60%
Interest-bearing deposits in banks	225	7	3.06%	225	8	3.63%
Federal funds sold	9,323	162	1.74%	16,005	632	3.95%

Total interest-earning assets	4,282,124	260,532	6.08%	3,644,298	268,835	7.38%

Noninterest-earning assets	318,293			270,091
Allowance for loan losses	(48,538)			(43,372)

Total assets	$4,551,879			$3,871,017

Liabilities and stockholders’ equity
Interest-bearing liabilities:
Savings	$387,080	$4,125	1.07%	$325,824	$6,585	2.02%
NOW and money market deposits	1,985,722	25,981	1.31%	1,695,038	44,932	2.65%
Certificates of deposit under $100,000	676,350	22,684	3.35%	630,779	31,443	4.98%
Certificates of deposit $100,000 and over	223,511	6,023	2.69%	210,134	10,086	4.80%

Total interest-bearing deposits	3,272,663	58,813	1.80%	2,861,775	93,046	3.25%
Borrowings	117,063	4,752	4.06%	52,752	3,146	5.97%
Obligated Manditorily Redeemable Capital
Securities of Subsidiary Trust	77,055	2,839	3.68%	0	0	0.00%

Total interest-bearing liabilities	3,466,781	66,404	1.92%	2,914,527	96,192	3.30%

Noninterest-bearing liabilities:
Demand deposits	624,305			545,664
Other liabilities	66,053			57,297

Total liabilities	4,157,139			3,517,488
Stockholders’ equity	394,740			353,529

Total liabilities and stockholders’ equity	$4,551,879			$3,871,017

Net interest income		$194,128			$172,643

Interest rate spread (2)			4.16%			4.08%
Net yield on earning assets (3)			4.53%			4.74%

(1)	On a fully taxable equivalent basis. Calculated using a Federal income tax rate of 35%. Loan income includes fees.

(2)	Interest rate spread is the average rate earned on total interest-earning assets less the average rate paid on interest-bearing liabilities.

(3)	Net yield on earning assets is net interest income divided by total interest-earning assets.